UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2006

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 16, 2006, the Company issued a press release and conducted a conference call, both of which reported the Company’s unaudited results for the third quarter of fiscal year 2006, revised its previously issued guidance for fiscal year 2006 and the fourth quarter of fiscal year 2006, and provided an update on its share repurchase program. The press release and conference call both included “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted operating profit (loss); (iii) adjusted income (loss) from continuing operations before income taxes; (iv) adjusted income tax expense (benefit); (v) adjusted income (loss) from continuing operations; (vi) adjusted net income (loss); and (vi) adjusted income (loss) per common share - basic and diluted.

These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) an after-tax charge to continuing operations of $6.1 million related to the preliminary settlement of two litigated matters. As required by Rule 100 of Regulation G and Item 10 of Regulation S-K, the press release, which was posted on the Company’s website and referred to during the conference call, contained a presentation of the most directly comparable financial measures calculated and presented in accordance GAAP and a reconciliation of the differences between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.

The Company’s management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring the Company’s operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of the Company’s on-going operating results and financial condition. The Company’s management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating the Company’s operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of the Company’s November 16, 2006 press release (Exhibit 99.1) and the transcript of the Company’s November 16, 2006 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect the Company’s future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, the Company is making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are filed or furnished herewith.

Exhibit No.	Description

99.1*	Big Lots, Inc. press release dated November 16, 2006.

99.2*	Transcript of Big Lots, Inc. conference call dated November 16, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: November 22, 2006	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, General Counsel
and Corporate Secretary